UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 8, 2026
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The Goodyear Tire & Rubber Company
(Exact name of registrant as specified in its charter)
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Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
200 Innovation Way Akron, Ohio 44316-0001
(Address of principal executive offices and zip code)
(330) 796-2121
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Without Par Value	GT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on November 8, 2026, The Goodyear Tire & Rubber Company (the “Company”) appointed Roger J. Wood to be the Company’s Interim Chief Executive Officer and President, replacing Mark W. Stewart. The Company will conduct a comprehensive search to identify Mr. Stewart’s permanent successor.

Mr. Wood, 64, has been a Director of the Company since July 25, 2023. Mr. Wood served as co-chief executive officer of Tenneco, Inc., one of the world’s leading designers, manufacturers and marketers of automotive products for original equipment and aftermarket customers, from 2018 to 2020. He also served as president and chief executive officer of Dana Holding Corporation, a leading global supplier of highly engineered driveline, sealing and thermal management technologies for the automotive industry, from 2011 to 2015. He joined Dana after a 26-year career with BorgWarner Incorporated, a global product leader in delivering innovative and sustainable mobility solutions, serving most recently as executive vice president and group president for the Engine group.

Mr. Wood will continue to serve as a Director of the Company but will not be a member of the Human Capital and Compensation Committee or the Governance Committee of the Board of Directors during his tenure as Interim Chief Executive Officer and President.

Mr. Wood will receive a salary of $310,000 per month. He will also receive a monthly restricted stock unit grant with a grant date value of $1,000,000 for the lesser of (1) five months or (2) until the date of hire of a permanent successor. He will also receive temporary housing, car and travel allowances, as well as reimbursement of certain legal fees and participation in certain other benefit plans and programs that generally are available to the Company’s officers and associates.

Mr. Stewart’s separation from the Company is a termination “other than for Cause” under the Company’s Executive Severance and Change in Control Plan. Mr. Stewart also resigned as a Director of the Company.

Item 7.01 Regulation FD Disclosure.

On November 9, 2026, the Company issued a news release announcing the leadership changes described above. A copy of the news release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1 News release, dated November 9, 2026
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Date: November 9, 2026	By:	/s/ Daniel T. Young
	Name:	Daniel T. Young
	Title:	Secretary